INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

9.	Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consist of patents and licensed software. The following table summarizes the components of acquired intangible asset balances as of:

	December 31,	December 31,
	2019	2018

Patents	$1,115,004	$962,858
Licensed software	6,067,218	2,036,414
Software development costs	1,080,020	1,968,451
Less: accumulated amortization	(1,503,926)	(702,186)
Intangible assets, net	$6,758,316	$4,265,537

Amortization expenses for the years ended December 31, 2019, 2018 and 2017 amounted to $821,203, $362,355 and $193,255, respectively.

The estimated amortization is as follows:

For the year ended December 31	Estimated amortization expense

2019	$1,108,675
2020	1,108,675
2021	1,108,675
2022	1,108,675
2023	1,108,675
Thereafter	1,214,937
Total	$6,758,312